See Appendix II for footnote references and definitions of certain key terms

EXHIBIT 99.2
American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q2'26	Q1'26	Q4'25	Q3'25	Q2'25	YOY % change	YTD'26	YTD'25	YOY % change
Non-interest revenues
Discount revenue	$10,163	$9,512	$9,884	$9,413	$9,361	9	$19,675	$18,104	9
Net card fees	2,862	2,752	2,629	2,551	2,480	15	5,614	4,813	17
Service fees and other revenue	1,963	1,951	1,945	1,976	1,828	7	3,914	3,550	10
Total non-interest revenues	14,988	14,215	14,458	13,940	13,669	10	29,203	26,467	10
Interest income
Interest on Card balances and Other loans	6,119	6,136	6,064	5,970	5,648	8	12,256	11,200	9
Interest and dividends on investment securities	36	17	17	15	17	#	52	31	68
Deposits with banks and other	452	512	501	632	599	(25)	964	1,168	(17)
Total interest income	6,607	6,665	6,582	6,617	6,264	5	13,272	12,399	7
Interest expense
Deposits	1,276	1,287	1,343	1,371	1,374	(7)	2,563	2,711	(5)
Long-term debt and other	682	686	717	760	703	(3)	1,368	1,332	3
Total interest expense	1,958	1,973	2,060	2,131	2,077	(6)	3,931	4,043	(3)
Net interest income	4,649	4,692	4,522	4,486	4,187	11	9,341	8,356	12
Total revenues net of interest expense	19,637	18,907	18,980	18,426	17,856	10	38,544	34,823	11
Provisions for credit losses
Card balances	1,017	1,187	1,231	1,220	1,320	(23)	2,204	2,367	(7)
Other	67	64	183	67	85	(21)	132	188	(30)
Total provisions for credit losses	1,084	1,251	1,414	1,287	1,405	(23)	2,336	2,555	(9)
Total revenues net of interest expense after provisions for credit losses	18,553	17,656	17,566	17,139	16,451	13	36,208	32,268	12

Expenses
Card Member rewards	5,051	4,891	4,805	4,608	4,618	9	9,942	8,996	11
Business development	1,755	1,591	1,728	1,611	1,589	10	3,346	3,118	7
Card Member services	1,949	1,975	1,951	1,477	1,301	50	3,924	2,629	49
Marketing	1,650	1,480	1,612	1,599	1,555	6	3,130	3,041	3
Salaries and employee benefits	2,344	2,482	2,505	2,239	2,152	9	4,826	4,272	13
Professional services	622	545	669	623	591	5	1,167	1,132	3
Data processing and equipment	817	767	810	751	720	13	1,584	1,425	11
Other, net	294	147	396	406	375	(22)	440	775	(43)
Total expenses	14,482	13,878	14,476	13,314	12,901	12	28,359	25,388	12
Pretax income	4,071	3,778	3,090	3,825	3,550	15	7,849	6,880	14
Income tax provision	961	807	628	923	665	45	1,767	1,411	25
Net income	$3,110	$2,971	$2,462	$2,902	$2,885	8	$6,082	$5,469	11
Net income attributable to common shareholders (A)	$3,076	$2,938	$2,429	$2,868	$2,852	8	$6,014	$5,404	11
Effective tax rate	23.6%	21.4%	20.3%	24.1%	18.7%		22.5%	20.5%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$4.54	$4.29	$3.53	$4.14	$4.08	11	$8.83	$7.73	14
Average common shares outstanding	678	685	687	692	698	(3)	681	700	(3)
Diluted
Net income attributable to common shareholders	$4.53	$4.28	$3.53	$4.14	$4.08	11	$8.81	$7.71	14
Average common shares outstanding	679	686	688	693	699	(3)	682	701	(3)
Cash dividends declared per common share	$0.95	$0.95	$0.82	$0.82	$0.82	16	$1.90	$1.64	16
# - Denotes a variance of 100 percent or more.
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Millions, except percentages, per share amounts and where indicated)

	Q2'26	Q1'26	Q4'25	Q3'25	Q2'25	YOY % change
Consolidated Balance Sheets
Assets
Cash & cash equivalents	$45,243	$53,757	$47,792	$54,706	$57,937	(22)
Card balances, less reserves	212,188	207,247	207,774	199,769	195,913	8
Card balances held for sale	1,752	2,477	2,457	2,424	2,405	(27)
Investment securities	4,073	2,625	1,043	1,374	1,258	#
Other (B)	44,947	42,788	40,986	39,277	38,043	18
Total assets	$308,203	$308,894	$300,052	$297,550	$295,556	4

Liabilities and Shareholders' Equity
Customer deposits	$156,973	$157,948	$152,488	$149,883	$149,386	5
Short-term borrowings	2,032	1,692	1,371	1,446	1,493	36
Long-term debt	57,017	58,750	56,387	57,787	58,202	(2)
Other (B)	57,901	56,509	56,332	56,017	54,164	7
Total liabilities	273,923	274,899	266,578	265,133	263,245	4

Shareholders' Equity	34,280	33,995	33,474	32,417	32,311	6
Total liabilities and shareholders' equity	$308,203	$308,894	$300,052	$297,550	$295,556	4

	Q2'26	Q1'26	Q4'25	Q3'25	Q2'25	YOY % change	YTD'26	YTD'25	YOY % change
Related Statistical Information
Total Card balances and Other loans	$229,481	$224,160	$224,791	$216,355	$211,976	8	$229,481	$211,976	8
Average Card balances and Other loans	$227,814	$222,813	$221,187	$214,470	$211,102	8	$225,478	$208,009	8
Net interest yield (C)	8.1%	8.4%	8.0%	8.2%	7.9%		8.3%	8.1%
Return on average equity (D)	36.4%	35.2%	33.9%	35.9%	36.3%		35.9%	35.0%
Return on average common equity (D)	37.8%	36.6%	35.3%	37.3%	37.8%
Book value per common share (dollars)	$48.42	$47.50	$46.45	$44.76	$44.16	10
# - Denotes a variance of 100 percent or more.
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Consolidated Capital
(Millions, except percentages)

	Q2'26	Q1'26	Q4'25	Q3'25	Q2'25
Shares Outstanding
Beginning of period	682	686	689	696	701
Repurchase of common shares	(7)	(5)	(2)	(7)	(5)
Net impact of employee benefit plans and others	—	1	—	—	—
End of period	675	682	686	689	696

Risk-Based Capital Ratios - Basel III
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.4%	10.5%	10.5%	10.5%	10.6%
Tier 1	11.0%	11.1%	11.1%	11.1%	11.3%
Total	13.1%	13.2%	13.1%	13.1%	13.2%

Common Equity Tier 1	$27,779	$27,523	$27,268	$26,222	$26,121
Tier 1 Capital	$29,394	$29,141	$28,888	$27,848	$27,752
Tier 2 Capital	$5,635	$5,570	$5,025	$4,915	$4,858
Total Capital	$35,029	$34,711	$33,913	$32,763	$32,610
RWA	$268,321	$262,924	$259,448	$250,642	$246,140
Tier 1 Leverage	9.6%	9.7%	9.8%	9.5%	9.7%
Supplementary Leverage Ratio (SLR)	8.2%	8.2%	8.3%	8.1%	8.3%
Average Total Assets to calculate the Tier 1 Leverage Ratio	$304,688	$301,879	$294,275	$292,875	$285,174
Total Leverage Exposure to calculate SLR	$359,052	$356,176	$346,685	$344,532	$335,706
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Millions, except percentages and where indicated)

	Q2'26	Q1'26	Q4'25	Q3'25	Q2'25	YOY % change	YTD'26	YTD'25	YOY % change
Network volumes (billions)	$516.8	$486.3	$506.2	$479.2	$472.0	9	$1,003.1	$911.6	10
Billed business	$455.8	$428.0	$445.1	$421.0	$416.3	9	$883.8	$803.7	10

Cards-in-force	155.1	153.9	152.8	151.2	149.4	4	155.1	149.4	4
Proprietary cards-in-force	87.6	87.2	86.6	86.0	85.2	3	87.6	85.2	3

Basic cards-in-force	130.6	130.1	128.9	127.6	126.0	4	130.6	126.0	4
Proprietary basic cards-in-force	67.5	67.2	66.7	66.2	65.6	3	67.5	65.6	3

Average proprietary basic Card Member spending (dollars)	$6,759	$6,393	$6,696	$6,387	$6,370	6	$13,168	$12,362	7

Average fee per card (dollars) (E)	$131	$127	$122	$119	$117	12	$129	$114	13

Proprietary new cards acquired	3.0	3.1	2.9	3.2	3.1		6.1	6.4

See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (F)					Reported	FX- Adjusted (F)
	Q2'26	Q1'26	Q4'25	Q3'25	Q2'25	Q2'26	Q1'26	Q4'25	Q3'25	Q2'25	YTD'26	YTD'26
Network volumes	9%	11%	9%	9%	7%	9%	9%	8%	8%	6%	10%	9%
Billed business	9	10	9	9	7	9	9	8	8	7	10	9
U.S. Consumer Services	11	10	9	9	7	n/a	n/a	n/a	n/a	n/a	11	n/a
Commercial Services	5	4	4	4	2	5	4	3	4	2	4	4
International Card Services	13	20	17	14	15	12	13	12	13	12	16	13

Merchant industry billed business
Goods & Services spend (71% of Q2'26 billed business)	9	10	9	9	8	9	8	8	9	7	9	9
Travel & Entertainment spend (28% of Q2'26 billed business)	10	12	9	8	6	10	9	8	8	5	11	10
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Millions, except percentages)

	Q2'26	Q1'26	Q4'25	Q3'25	Q2'25	YOY % change	YTD'26	YTD'25	YOY % change
Card balances
Total Card balances	$218,054	$213,311	$213,863	$205,837	$201,873	8	$218,054	$201,873	8
Consumer	$144,974	$140,908	$144,324	$135,403	$133,758	8	$144,974	$133,758	8
Small business	$56,172	$55,098	$53,632	$53,007	$52,054	8	$56,172	$52,054	8
Corporate	$16,908	$17,306	$15,907	$17,426	$16,061	5	$16,908	$16,061	5
Pay-in-full Card balances	$62,026	$61,096	$62,031	$61,023	$59,598	4	$62,026	$59,598	4
Credit loss reserves
Beginning reserve	$6,065	$6,089	$6,068	$5,960	$5,740	6	$6,089	$5,850	4
Provisions - principal, interest and fees	1,017	1,187	1,231	1,220	1,320	(23)	2,204	2,367	(7)
Net write-offs - principal, interest and fees, less recoveries	(1,207)	(1,213)	(1,216)	(1,111)	(1,122)	8	(2,420)	(2,287)	6
Other (I)	(9)	1	6	(1)	22	#	(8)	30	#
Ending reserve	$5,866	$6,065	$6,089	$6,068	$5,960	(2)	$5,866	$5,960	(2)
Reserve as a % of Card balances	2.7%	2.8%	2.8%	2.9%	3.0%		2.7%	3.0%
% of past due - consumer and small business	248%	234%	240%	243%	252%		248%	252%
Average Card balances	$216,710	$211,897	$210,440	$204,145	$201,175	8	$214,446	$198,292	8
Net write-off rate (principal, interest and fees) (G)	2.2%	2.3%	2.3%	2.2%	2.2%		2.3%	2.3%
Net write-off rate (principal only) - consumer and small business (G)(H)	2.0%	2.0%	2.1%	1.9%	2.0%		2.0%	2.1%
30+ days past due as a % of total - consumer and small business (H)	1.2%	1.3%	1.3%	1.3%	1.3%		1.2%	1.3%
90+ days past billing as a % of total - corporate (H)	0.4%	0.4%	0.5%	0.4%	0.4%		0.4%	0.4%

Other loans
Total other loans	$11,428	$10,849	$10,928	$10,518	$10,103	13	$11,428	$10,103	13
Credit loss reserves
Beginning reserve	$314	$323	$287	$272	$244	29	$323	$194	66
Provisions	62	48	90	62	78	(21)	111	183	(39)
Net write-offs (principal only)	(61)	(54)	(52)	(45)	(48)	27	(115)	(101)	14
Net write-offs (interest and fees only)	(3)	(3)	(2)	(2)	(3)	—	(6)	(5)	20
Other (I)	—	—	—	—	1	#	—	1	#
Ending reserve	$312	$314	$323	$287	$272	15	$312	$272	15
Reserve as a % of other loans	2.7%	2.9%	3.0%	2.7%	2.7%		2.7%	2.7%

Other receivables
Total other receivables	$5,451	$5,075	$4,596	$4,019	$4,056	34	$5,451	$4,056	34
Credit loss reserves
Beginning reserve	$121	$86	$20	$19	$23	#	$86	$27	#
Provisions	4	40	69	5	7	(43)	45	5	#
Net write-offs	(4)	(5)	(3)	(3)	(10)	(60)	(9)	(13)	(31)
Other (I)	—	—	—	(1)	(1)	#	—	—	—
Ending reserve	$121	$121	$86	$20	$19	#	$121	$19	#
Reserve as a % of other receivables	2.2%	2.4%	1.9%	0.5%	0.5%		2.2%	0.5%
# - Denotes a variance of 100 percent or more.

See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions, except percentages)

	U.S. Consumer Services (USCS)	Commercial Services (CS)	International Card Services (ICS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q2'26
Non-interest revenues	$6,229	$3,591	$3,261	$1,919	$(11)	$14,988
Interest income	4,052	1,343	733	8	471	6,607
Interest expense	757	432	375	(169)	564	1,958
Total revenues net of interest expense	9,524	4,503	3,619	2,096	(104)	19,637
Total provisions for credit losses	498	353	223	10	—	1,084
Total revenues net of interest expense after provisions for credit losses	9,025	4,149	3,396	2,086	(104)	18,553
Card Member rewards, business development and Card Member services	4,745	1,994	1,683	328	5	8,755
Marketing	813	379	352	100	7	1,650
Salaries and employee benefits and other operating expenses	1,403	806	884	530	453	4,077
Total expenses	6,961	3,179	2,919	958	465	14,482
Pretax income (loss)	$2,065	$970	$477	$1,128	$(569)	$4,071
Q2'25
Non-interest revenues	$5,540	$3,422	$2,947	$1,758	$2	$13,669
Interest income	3,795	1,240	620	10	599	6,264
Interest expense	782	450	335	(165)	675	2,077
Total revenues net of interest expense	8,553	4,212	3,232	1,933	(74)	17,856
Total provisions for credit losses	829	360	210	5	1	1,405
Total revenues net of interest expense after provisions for credit losses	7,724	3,852	3,022	1,928	(75)	16,451
Card Member rewards, business development and Card Member services	3,967	1,790	1,452	288	11	7,508
Marketing	800	331	322	96	6	1,555
Salaries and employee benefits and other operating expenses	1,281	826	783	490	458	3,838
Total expenses	6,048	2,947	2,557	874	475	12,901
Pretax income (loss)	$1,676	$905	$465	$1,054	$(550)	$3,550
YOY % change
Non-interest revenues	12	5	11	9	#	10
Interest income	7	8	18	(20)	(21)	5
Interest expense	(3)	(4)	12	(2)	(16)	(6)
Total revenues net of interest expense	11	7	12	8	(41)	10
Total provisions for credit losses	(40)	(2)	6	#	#	(23)
Total revenues net of interest expense after provisions for credit losses	17	8	12	8	(39)	13
Card Member rewards, business development and Card Member services	20	11	16	14	(55)	17
Marketing	2	15	9	4	17	6
Salaries and employee benefits and other operating expenses	10	(2)	13	8	(1)	6
Total expenses	15	8	14	10	(2)	12
Pretax income (loss)	23	7	3	7	(3)	15
# - Denotes a variance of 100 percent or more.
See Appendix II for footnote references and definitions of certain key terms

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q2'26	Q1'26	Q4'25	Q3'25	Q2'25	YOY % change	YTD'26	YTD'25	YOY % change
Non-interest revenues	$6,229	$5,803	$5,904	$5,620	$5,540	12	$12,031	$10,783	12
Interest income	4,052	4,072	4,072	4,025	3,795	7	8,124	7,558	7
Interest expense	757	751	820	789	782	(3)	1,508	1,539	(2)
Net interest income	3,295	3,321	3,252	3,236	3,013	9	6,616	6,019	10
Total revenues net of interest expense	9,524	9,123	9,156	8,856	8,553	11	18,647	16,802	11
Total provisions for credit losses	498	631	773	734	829	(40)	1,129	1,460	(23)
Total revenues net of interest expense after provisions for credit losses	9,025	8,493	8,383	8,122	7,724	17	17,518	15,342	14
Card Member rewards, business development and Card Member services	4,745	4,605	4,563	4,145	3,967	20	9,350	7,849	19
Marketing	813	764	797	825	800	2	1,577	1,565	1
Salaries and employee benefits and other operating expenses	1,403	1,367	1,473	1,300	1,281	10	2,770	2,520	10
Total expenses	6,961	6,736	6,833	6,270	6,048	15	13,697	11,934	15
Pretax segment income	$2,065	$1,757	$1,550	$1,852	$1,676	23	$3,821	$3,408	12

Billed business (billions)	$196.4	$180.2	$189.2	$177.5	$176.5	11	$376.7	$340.8	11
Proprietary cards-in-force	49.2	48.7	48.3	47.8	47.3	4	49.2	47.3	4
Proprietary basic cards-in-force	35.0	34.6	34.1	33.7	33.4	5	35.0	33.4	5
Average proprietary basic Card Member spending (dollars)	$5,654	$5,248	$5,574	$5,291	$5,322	6	$10,905	$10,341	5

Segment assets	$123,404	$119,517	$122,968	$115,330	$113,876	8	$123,404	$113,876	8

Card balances
Total Card balances	$113,796	$110,849	$114,368	$106,969	$105,784	8	$113,796	$105,784	8
Average Card balances	$112,449	$110,664	$110,161	$106,753	$104,488	8	$111,658	$104,000	7
Net write-off rate (principal, interest and fees) (G)	2.3%	2.4%	2.6%	2.3%	2.4%		2.3%	2.5%
Net write-off rate (principal only) (G)	1.8%	1.9%	2.1%	1.8%	1.9%		1.9%	2.0%
30+ days past due as a % of total	1.1%	1.3%	1.3%	1.3%	1.2%		1.1%	1.2%

See Appendix II for footnote references and definitions of certain key terms

Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)
	Q2'26	Q1'26	Q4'25	Q3'25	Q2'25	YOY % change	YTD'26	YTD'25	YOY % change
Non-interest revenues	$3,591	$3,408	$3,526	$3,441	$3,422	5	$6,999	$6,687	5
Interest income	1,343	1,345	1,333	1,302	1,240	8	2,688	2,442	10
Interest expense	432	432	461	462	450	(4)	864	882	(2)
Net interest income	912	913	872	840	790	15	1,824	1,560	17
Total revenues net of interest expense	4,503	4,321	4,398	4,281	4,212	7	8,823	8,247	7
Total provisions for credit losses	353	380	359	332	360	(2)	733	689	6
Total revenues net of interest expense after provisions for credit losses	4,149	3,941	4,039	3,949	3,852	8	8,091	7,558	7
Card Member rewards, business development and Card Member services	1,994	1,986	1,900	1,730	1,790	11	3,980	3,536	13
Marketing	379	311	350	313	331	15	690	668	3
Salaries and employee benefits and other operating expenses	806	828	952	816	826	(2)	1,635	1,613	1
Total expenses	3,179	3,126	3,202	2,859	2,947	8	6,305	5,817	8
Pretax segment income	$970	$816	$837	$1,090	$905	7	$1,786	$1,741	3

Billed business (billions)	$141.8	$134.4	$140.9	$136.3	$135.5	5	$276.1	$264.7	4
Proprietary cards-in-force (J)	14.6	15.3	15.3	15.4	15.4	(5)	14.6	15.4	(5)
Average proprietary basic Card Member spending (dollars)	$9,607	$8,793	$9,151	$8,833	$8,782	9	$18,426	$17,165	7

Segment assets	$65,567	$66,076	$63,168	$64,305	$62,152	5	$65,567	$62,152	5

Card balances
Total Card balances	$58,952	$58,754	$56,086	$57,379	$55,098	7	$58,952	$55,098	7
Average Card balances	$59,287	$57,283	$57,689	$56,444	$57,113	4	$58,218	$56,170	4
Net write-off rate (principal, interest and fees) (G)	2.3%	2.4%	2.2%	2.2%	2.2%		2.3%	2.2%
Net write-off rate (principal only) - small business (G)(H)	2.4%	2.5%	2.3%	2.3%	2.3%		2.5%	2.3%
30+ days past due as a % of total - small business (H)	1.4%	1.6%	1.5%	1.5%	1.5%		1.4%	1.5%
90+ days past billing as a % of total - corporate (H)	0.4%	0.4%	0.5%	0.4%	0.4%		0.4%	0.4%

See Appendix II for footnote references and definitions of certain key terms

International Card Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q2'26	Q1'26	Q4'25	Q3'25	Q2'25	YOY % change	YTD'26	YTD'25	YOY % change
Non-interest revenues	$3,261	$3,164	$3,192	$3,034	$2,947	11	$6,425	$5,593	15
Interest income	733	728	666	652	620	18	1,461	1,216	20
Interest expense	375	360	362	350	335	12	735	641	15
Net interest income	358	367	304	302	285	26	725	575	26
Total revenues net of interest expense	3,619	3,532	3,496	3,336	3,232	12	7,150	6,168	16
Total provisions for credit losses	223	238	211	218	210	6	460	402	14
Total revenues net of interest expense after provisions for credit losses	3,396	3,294	3,285	3,118	3,022	12	6,690	5,766	16
Card Member rewards, business development and Card Member services	1,683	1,551	1,674	1,512	1,452	16	3,234	2,764	17
Marketing	352	332	347	350	322	9	684	622	10
Salaries and employee benefits and other operating expenses	884	630	948	815	783	13	1,514	1,534	(1)
Total expenses	2,919	2,513	2,969	2,677	2,557	14	5,432	4,920	10
Pretax segment income	$477	$781	$316	$441	$465	3	$1,258	$846	49

Billed business (billions)	$117.2	$111.7	$114.3	$106.9	$103.9	13	$228.9	$196.7	16
Proprietary cards-in-force	23.9	23.2	23.0	22.8	22.5	6	23.9	22.5	6
Proprietary basic cards-in-force	18.0	17.4	17.2	17.0	16.9	7	18.0	16.9	7
Average proprietary basic Card Member spending (dollars)	$6,535	$6,452	$6,675	$6,307	$6,197	5	$13,018	$11,823	10

Segment assets	$52,291	$50,180	$50,089	$47,253	$46,500	12	$52,291	$46,500	12

Card balances
Total Card balances	$45,305	$43,708	$43,409	$41,488	$40,991	11	$45,305	$40,991	11
Average Card balances	$44,975	$43,950	$42,590	$40,948	$39,573	14	$44,570	$38,121	17
Net write-off rate (principal, interest and fees) (G)	2.0%	2.0%	1.9%	2.0%	2.0%		2.0%	1.9%
Net write-off rate (principal only) - consumer and small business (G)(H)	1.8%	1.8%	1.7%	1.8%	1.8%		1.8%	1.7%
30+ days past due as a % of total - consumer and small business (H)	1.1%	1.2%	1.1%	1.1%	1.1%		1.1%	1.1%
90+ days past billing as a % of total - corporate (H)	0.5%	0.4%	0.5%	0.3%	0.4%		0.5%	0.4%

See Appendix II for footnote references and definitions of certain key terms

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q2'26	Q1'26	Q4'25	Q3'25	Q2'25	YOY % change	YTD'26	YTD'25	YOY % change
Non-interest revenues	$1,919	$1,825	$1,858	$1,782	$1,758	9	$3,743	$3,418	10
Interest income	8	10	9	9	10	(20)	18	22	(18)
Interest expense	(169)	(169)	(172)	(181)	(165)	(2)	(339)	(308)	(10)
Net interest income	178	180	181	190	175	2	357	330	8
Total revenues net of interest expense	2,096	2,004	2,039	1,972	1,933	8	4,100	3,748	9
Total provisions for credit losses	10	4	70	5	5	#	14	3	#
Total revenues net of interest expense after provisions for credit losses	2,086	2,000	1,969	1,967	1,928	8	4,086	3,745	9
Business development and Card Member services	328	306	341	298	288	14	634	571	11
Marketing	100	65	116	105	96	4	165	172	(4)
Salaries and employee benefits and other operating expenses	530	514	628	524	490	8	1,044	958	9
Total expenses	958	885	1,085	927	874	10	1,843	1,701	8
Pretax segment income	$1,128	$1,115	$884	$1,040	$1,054	7	$2,243	$2,044	10

Total network volumes (billions)	$516.8	$486.3	$506.2	$479.2	$472.0	9	$1,003.1	$911.6	10

Segment assets	$19,401	$19,353	$18,686	$18,879	$18,324	6	$19,401	$18,324	6
# - Denotes a variance of 100 percent or more.
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	Q2'26	Q1'26	Q4'25	Q3'25	Q2'25	YTD'26	YTD'25
ROE
Annualized Net income	$12,440	$11,884	$10,833	$11,608	$11,540	$12,163	$10,938
Average shareholders' equity	$34,138	$33,735	$31,934	$32,364	$31,756	$33,917	$31,259
Return on average equity (D)	36.4%	35.2%	33.9%	35.9%	36.3%	35.9%	35.0%

Reconciliation of ROCE
Annualized Net income	$12,440	$11,884	$10,833	$11,608	$11,540
Preferred share dividends and equity related adjustments	58	57	58	58	58
Earnings allocated to participating share awards and other	79	76	74	82	75
Net income attributable to common shareholders	$12,302	$11,751	$10,701	$11,468	$11,407

Average shareholders' equity	$34,138	$33,735	$31,934	$32,364	$31,756
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$32,554	$32,151	$30,350	$30,780	$30,172
Return on average common equity (D)	37.8%	36.6%	35.3%	37.3%	37.8%

Appendix II	(Preliminary)

The financial measures in the preceding tables are presented on a basis prepared in conformity with accounting principles generally accepted in the United States of
America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
Amounts presented in the preceding tables may not sum and percentages may not recalculate due to rounding.

Beginning in the first quarter of 2026, we have updated our presentation and disclosure of Card Member loans and Card Member receivables to present them on a combined basis as Card balances. Prior period amounts have been reclassified to conform to the new presentation. Previously, Card Member loans represented balances on our credit card products and revolve-eligible balances on our charge card products, which included balances that Card Members paid in full as well as balances that Card Members paid over time with interest, and Card Member receivables represented balances on our charge card products that need to be paid in full on or before the Card Member’s payment due date. The updated Card balances presentation includes both revolve-eligible balances and balances that need to be paid in full, reflecting the evolution of our card products over time, primarily due to the expansion of lending features on our charge card portfolio, and is more consistent with industry convention. This presentation change has no impact on the recognition or measurement of outstanding Card balances and associated reserves for credit losses.

(A)
Represents net income, less (i) earnings allocated to participating share awards of $20 million, $19 million, $18 million, $20 million and $18 million in Q2'26,
Q1'26, Q4'25, Q3'25 and Q2'25, respectively; and (ii) dividends on preferred shares of $15 million, $14 million, $15 million, $14 million and $15 million in
Q2'26, Q1'26, Q4'25, Q3'25 and Q2'25, respectively.

(B)
Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses, Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.

(C)
Net interest yield on average Card balances and Other loans represents net interest income, computed on an annualized basis, divided by average Card balances, Card balances held for sale and Other loans. Reserves and net write-offs related to uncollectible interest are recorded through provision for credit losses and are thus not included in the net interest yield calculation.

(D)
Return on Average Equity (ROE) is calculated by dividing annualized net income for the period by average shareholders' equity for the period.  Return on
Average Common Equity (ROCE) is calculated by dividing annualized net income attributable to common shareholders for the period by average common shareholders' equity for the period.

(E)	Average fee per card is computed on an annualized basis based on proprietary net card fees divided by average proprietary total cards-in-force.
(F)
FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of conversion into U.S. dollars (e.g., assumes the foreign exchange rates used to determine results for the current period apply to the corresponding prior year period against which such results are being compared).

(G)
Our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses and we therefore present a net write-off rate including principal, interest and/or fees.  We also present a net write-off rate based on principal losses only to be consistent with industry convention.

(H)	Net write-off rate for principal losses only and 30+ days past due metrics represent consumer and small business, and are not available for corporate due to system constraints.
(I)	Other primarily includes foreign currency translation adjustments.
(J)	Q2'26 Commercial Services Proprietary cards-in-force reflects the sale of a small business cobrand portfolio previously classified as held for sale.

As used in the preceding tables and/or in our second quarter of 2026 earnings release, investor presentation slides or investor conference call:

Billed business (Card Member spending) — Represents transaction volumes (including cash advances) on payment products issued by American Express.
Card balances — Represents balances on our card products, including both revolve-eligible balances and balances that need to be paid in full on or before the Card
Member’s payment due date (pay-in-full Card balances). Card balances consist of principal (resulting from authorized transactions), associated interest and fees.

Cards-in-force — Represents the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, except for retail cobrand cards issued by network partners that had no out-of-store spending activity during the prior twelve months. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.

Locations in force (LIF) — Represents proprietary and partner acquired merchant locations where the merchant is enabled to accept American Express. LIF estimates incorporate data provided to us by certain third parties and include merchants that accept American Express through payment facilitators and merchants that accept
American Express through digital wallets.

Network volumes — Represents the total of billed business and processed volumes.
Operating expenses — Represents salaries and employee benefits, professional services, data processing and equipment, and other expenses.
Processed volumes — Represents transaction volumes (including cash advances) on cards issued under network partnership agreements with banks and other institutions, including joint ventures, as well as alternative payment solutions facilitated by American Express.

Proprietary new cards acquired — Represents the number of new cards issued by American Express during the referenced period, net of replacement cards.
Proprietary new cards acquired is useful as a measure of the effectiveness of our customer acquisition strategy.

Reserve build (release) — Represents the portion of the provisions for credit losses for the period related to increasing or decreasing reserves for credit losses as a result of, among other things, changes in volumes, macroeconomic outlook, portfolio composition and credit quality of portfolios. Reserve build represents the amount by which the provision for credit losses exceeds net write-offs, while reserve release represents the amount by which net write-offs exceed the provision for credit losses.

Variable customer engagement costs (VCE) — Represents the aggregate of Card Member rewards, business development, and Card Member services expenses.

Refer to the “Glossary of Selected Terminology” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the Securities and Exchange
Commission for definitions of certain other terms used.